Exhibit 99.2

Western Sierra Bancorp

NASDAQ: WSBA

Gary D. Gall
President / CEO
Phone (530) 677-5694
Email: ggall@wsnb.com

Anthony J. Gould
Executive Vice President / CFO
Phone (530) 698-2234
Email: agould@wsnb.com

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Western Sierra Bancorp

NASD: "WSBA"

Over $1 Billion Assets

Premier multi-bank holding company in the Sacramento region

WESTERN
SIERRA
BANK

Western Sierra Bank $455 in Assets
Sacramento, El Dorado, Placer Counties

Auburn Community Bank $105 in Assets
Placer County

Lake Community Bank $116 in Assets
Lake County

Western Sierra Bancorp

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Western Sierra Bancorp

Western Sierra Bank $490M in Assets
Sacramento, El Dorado, Placer Counties

Lake Community Bank $120M in Assets
Lake County

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Lakeport
Middletown
Kelseyville
Lincoln
Rocklin
Roseville
Granite Bay
Natomas
Sacramento
Folsom
Elk Grove
Valley Springs
Sutter Creek
Antioch
Lodi
San Francisco
Copperopolis
Modesto
Turlock
Monterey
Reno
Lake Tahoe
Auburn
Pollock Pines
Placerville
Cameron Park
El Dorado Hills
San Andreas
Arnold
Sonora
Twain Harte
Columbia
Angels Camp
Jamestown
5
99
80
50

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Assets

($ in millions)

$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$475
$511
$678
$1,035
$1,095
2000
2001
2002
2003
Q1 2004

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Gross Loans
($ in millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$329
$388
$539
$822
$859
2000
2001
2002
2003
Q1 2004

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Loans / Assets
($ in millions)
Loans
Assets
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$329
$475
$388
$511
$539
$678
$819
$1,035
$859
$1,095
2000
2001
2002
2003
Q1 2004

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Non Performing / Avg Assets
0.60%
0.45%
0.30%
0.15%
0.00%
0.24%
0.52%
0.17%
0.15%
0.17%
Peer Group 0.75%
2000
2001
2002
2003
Q1 2004

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Total Deposits
($ in millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$434
$449
$589
$873
$918
2000
2001
2002
2003
Q1 2004

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Net Interest Margin
(Fully Tax Equivalent)
Peer Group 4.65%
6.00%
5.00%
4.00%
3.00%
5.14%
5.02%
5.34%
5.16%
5.32%
2000
2001
2002
2003
Q1 2004

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Operating Expense * / Avg Assets
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
3.44%
3.37%
3.47%
3.09%
3.03%
2000
2001
2002
2003
Q1 2004

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Total Net Revenue with Internal Expense
Total Op Exp Less Merger Expense
Revenue and Expense Growth
Revenue Growth Rate 28%
Expense Growth Rate 22%
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$23,198
$15,459
$27,475
$17,876
$36,613
$23,146
$47,780
$28,101
$59,400
$34,912
2000
2001
2002
2003
Q1 2004

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Efficiency Ratio
(Without merger costs)
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
69.61%
63.24%
61.07%
56.51%
56.01%
Peer Group 60.25%
2000
2001
2002
2003
Q1 2004

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Charge Offs and Provisions / Avg Loans

Prov / Avg Loans
C/O's / Avg Loans
0.60%
0.45%
0.30%
0.15%
0.00%
-0.15%
Peer Group C/O's - 0.17%
0.13%
0.26%
0.44%
0.36%
0.34%
-0.06%
0.06%
0.14%
0.08%
0.01%
2000
2001
2002
2003
Q1 2004
annualized

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Net Income (GAAP)

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3,884
$5,436
$8,004
$9,948
$13,860
2000
2001
2002
2003
Q1 2004
annualized

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ROE
ROE- Tangible
Return on Equity
(Without merger costs
25.0%
20.0%
15.0%
10.0%
5.0%
14.21%
14.34%
14.47%
14.60%
16.91%
18.60%
15.61%
18.69%
14.74%
23.15%
2000
2001
2002
2003
Q1 2004

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Return on Assets

(Without merger costs)

1.5%
1.0%
0.5%
0.0%
1.07%
1.10%
1.31%
1.22%
1.32%
2000
2001
2002
2003
Q1 2004

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Earnings Per Share

(no merger costs)

$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$1.14
$1.34
$1.89
$2.18
$2.64
2000
2001
2002
2003
Q1 2004
annualized

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[LOGO]

NASDAQ: WSBA

Gary D. Gall	Anthony J. Gould
President / CEO	Executive Vice President / CFO
Phone (530) 677-5694	Phone (530) 698-2234
Email: ggall@wsnb.com	Email: agould@wsnb.com

Western Sierra Bancorp

NASD: “WSBA”

Over $1 Billion Assets

Premier multi-bank holding company in the Sacramento region

[GRAPHIC]

[GRAPHIC]

[LOGO]	Western Sierra Bank $455 in Assets Sacramento, EI Dorado, Placer Counties

[LOGO]	Central California Bank $365 in Assets San Joaquin, Stanislaus, Calaveras, Amador, Tuolumne, Contra Costa Counties

[LOGO]	Auburn Community Bank $105 in Assets Placer County

[LOGO]	Lake Community Bank $120 in Assets Lake County

[LOGO]

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future results and performance of WSBA. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause results to differ include risks that are outlined in detail in the Company’s SEC filings.  Please refer to WSBA’s periodic reports that are filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended December 31, 2003 and our quarterly report on Form 10-Q for the most recent fiscal quarter.

Western Sierra Bancorp

NASD: “WSBA”

Over $1 Billion in Assets

The Premier multi - bank holding company in the Sacramento region

[LOGO]	Western Sierra Bank $490M in Assets Sacramento, EI Dorado, Placer Counties

[LOGO]	Central California Bank $370M in Assets San Joaquin, Stanislaus, Calaveras, Amador, Tuolumne, Contra Costa Counties

[LOGO]	Auburn Community Bank $110M in Assets Tuolumne, Contra Costa Counties

[LOGO]	Lake Community Bank $116 in Assets Lake County

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Our Formula For Success

•	Outstanding Asset Quality

•	Consistent Loan and Asset Growth

•	Strong Net Interest Margin

•	Low Operating Expenses

•	A Strong Efficiency Ratio

•	Consistent EPS Growth

•	Operating in Growing Markets

•	Experienced Executive Team

•	History of Successful M & A Integrations

Acquisition History – A Proven Acquirer

Seller

Date Completed	Deal Value		Total Assets		Status

Lake Community

4/99	$18.4	M	$86	M	Stand Alone

Roseville 1st

4/99	$8.8	M	$51	M	Merged with WSNB

Sentinel Community

5/00	$10.8	M	$94	M	Merged with CCB

Central California (“CCB”)

4/02	$9.2	M	$62	M	Stand Alone

Central Sierra (“CSB”)

7/03	$21.3	M	$148	M	Merged with CCB

Auburn Community

12/03	$22	M	$92	M	Stand Alone

Historical Growth has been approximately 50/50 organic vs. M&A	[LOGO]

Assets

($ in millions)

[CHART]

Gross Loans

($ in millions)

[CHART]

Loans / Assets

($ in millions)

[CHART]

Non Performing / Avg Assets

[CHART]

All peer group comparisons are West Coast Banks
$800M - $2B per SNL data

Total Deposits

($ in millions)

[CHART]

Net Interest Margin

(Fully Tax Equivalent)

[CHART]

Operating Expense * / Avg Assets

[CHART]

*  Excludes certain costs (i.e. mtg. commissions that do not generate assets)

Revenue and Expense Growth

[CHART]

Efficiency Ratio

(Without merger costs)

[CHART]

Charge Offs and Provisions / Avg Loans

[CHART]

Net Income (GAAP)

[CHART]

Return on Equity

(Without merger costs

[CHART]

Return on Assets

(Without merger costs)

[CHART]

Earnings Per Share

(no merger costs)

[CHART]

Analyst Coverage

WSBA Analysts Reports	Sandler O’Neill	RBC Capitol	Hoefer Arnett	Average

Date of Report	20-Apr-04	21-Apr-04	21-Apr-04
Analyst	Ramsey Gregg	Conn/ Morford	Don Worthington
Rating	Buy	Outperform	Strong Buy
Price Target	$49.00	$50.00	$54.00	$51.00
2004 EPS Est.	$2.77	$2.77	$2.75	$2.76
2005 EPS Est.	$3.10	$3.20	$3.15	$3.15

[LOGO]

Looking Ahead

Organic Growth

De Novo Branching

Mergers & Acquisitions

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[GRAPHIC]

Guidance

Net Income Margin > 5%

Efficiency Ratio 52%-56%

Asset Quality – Top of Peer Group

EPS - $2.76 for 2004

Top Tier Performance